UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05410

Voya Prime Rate Trust
(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 28, 2017

Voya Prime Rate Trust

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Prime Rate Trust

ANNUAL REPORT

February 28, 2017

Table of Contents

Portfolio Managers' Report	2
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	15
Portfolio of Investments	23
Tax Information	43
Shareholder Meeting Information	44
Trustee and Officer Information	45
Advisory Contract Approval Discussion	50
Additional Information	57

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2017
Net Assets	$857,137,717
Total Assets	$1,274,662,345
Assets Invested in Senior Loans	$1,247,820,561
Senior Loans Represented	395
Average Amount Outstanding per Loan	$3,159,039
Industries Represented	36
Average Loan Amount per Industry	$34,661,682
Portfolio Turnover Rate (YTD)	67%
Weighted Average Days to Interest Rate Reset	35
Average Loan Final Maturity	60 months
Total Leverage as a Percentage of Total Assets	25.98%

PERFORMANCE SUMMARY

The Trust declared $0.08 of dividends during the fourth fiscal quarter and $0.32 during the year ended February 28, 2017. Based on the average month-end net asset value ("NAV") per share of $5.78 for the fourth fiscal quarter and $5.67 for the year, this resulted in an annualized distribution rate(1) of 5.61% for the fourth fiscal quarter and 5.62% for the year. The Trust's total return for the fourth fiscal quarter, based on NAV(4), was 2.34%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 2.23% for the same quarter. For the year ended February 28, 2017, the Trust's total return, based on NAV(4), was 14.93%(2), versus a total return on the Index of 12.66%. The total market value return(4) for the Trust's Common Shares during the fourth fiscal quarter was 4.64% and for the year ended February 28, 2017 was 28.24%.

PORTFOLIO SPECIFICS

For the U.S. senior loan market, the Trust's fiscal period witnessed a strong total return story which started in March, when the price of oil rebounded and investor sentiment took a sharp upward turn from its late February 2016 lows. With little change in overall credit fundamentals, lopsided market technicals

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

(2)  The Trust's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  The total return is based on full reinvestment of dividends.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

driven by demand in excess of new loan issuance drove loan prices back toward par. As a result, the loan market, as represented by the Index, posted an impressive full-year return of 12.66%, despite ongoing macro volatility.

In December, the U.S. Federal Reserve Board ("Fed") increased short-term rates for the second time since the Global Financial Crisis. Additionally, the impact of impending regulatory reform on money market funds and subsequent investor redemption from prime money market funds since October lowered demand for short-term commercial paper and resulted in higher yields and a noticeable increase in LIBOR(1) over the last few months of the year. As a result, the LIBOR/LIBOR Floor gap for loans has all but disappeared. Fortunately, for loan managers and investors alike, we believe the conversation around the floating rate nature of senior loans can now revert to its historical presentation: an ultra-short duration asset class in which the overall coupon will — all (credit-related) things being equal — reflect changes in short-term interest rates (LIBOR, in this case) within a typical 45-60 day "reset" period.

Fundamental credit risk remained mostly stable during the year and, excluding commodities-related sectors, historically low. Trailing default rates closed out the fiscal period below the long-term average of 3.10%, with a default rate of 1.41% by principal amount and 1.57% by issuer count.

The Trust outperformed the Index during the period, primarily the result of the use of leverage in an environment marked by improving prices and investor sentiment. Leverage was in line with historical levels and the use of leverage continues to be evaluated in conjunction with both fundamental risk and short term technical price movements.

Although there were a number of contributors from a sector perspective, in line with the semi-annual period, the most significant relative contributors were still attributed to selection in the telecommunications, automotive and leisure goods/activities movies sectors, with the largest individual loan contributors including Avaya Inc. (telecommunications) and Fram Group Holdings, Inc. (automotives). Detractors relative to the Index were primarily due to the Trust's underweight positions in oil and gas, nonferrous metals/minerals and steel, as well as avoidance of some of the highest performers in those sectors (namely, Fieldwood Energy LLC, Ocean Rig UDW, SeaDrill Ltd., Arch Coal Inc., Murray Energy Corporation and Fortescue Metals Group).

TOP TEN SENIOR LOAN ISSUERS
AS OF FEBRUARY 28, 2017
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Dell International LLC	1.2%	1.7%
Asurion, LLC	1.1%	1.7%
Advantage Sales & Marketing, Inc.	1.0%	1.5%
PetSmart, Inc.	1.0%	1.5%
Avolon Holdings Limited	0.9%	1.4%
Univision Communications, Inc.	0.9%	1.4%
Gates Global LLC	0.9%	1.4%
Communications Sales & Leasing, Inc.	0.8%	1.2%
Amaya Gaming Group Inc.	0.8%	1.1%
Hub International Limited	0.8%	1.1%

TOP TEN INDUSTRIES
AS OF FEBRUARY 28, 2017
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	12.2%	18.1%
Health Care	11.5%	17.1%
Business Equipment & Services	7.5%	11.2%
Retailers (Except Food & Drug)	7.0%	10.4%
Telecommunications	5.5%	8.1%
Diversified Insurance	4.5%	6.8%
Chemicals & Plastics	4.5%	6.7%
Lodging & Casinos	4.0%	5.9%
Automotive	3.5%	5.2%
Cable & Satellite Television	3.4%	5.1%

(1)  The London Interbank Offered Rate is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

The Trust continues to be well diversified, with 330 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.30% of assets under management ("AUM"), while the average industry exposure closed the fiscal year at 2.86% of AUM. Both measures were relatively unchanged from the prior reporting period.

OUTLOOK AND CURRENT STRATEGY

We note that LIBOR currently stands at 1.11% (90-day), after rising about 80 bps (0.80%) over the last 18 months. With the expectation of additional Fed rate hikes in 2017, including the confirmation of a March rate hike, we believe investors are likely to continue allocating to loans based on their current relative value proposition. Given this strong technical backdrop coupled with solid fundamentals (economic growth and benign default environment), we view the loan market as entering the second calendar quarter with a strong positive bias.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Prime Rate Trust
March 1, 2017

Ratings Distribution as of February 28, 2017
Ba	35.60%
B	59.59%
Caa and below	4.75%
Not rated*	0.06%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2017
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	14.93%	4.74%	6.78%	4.11%
Based on Market Value	28.24%	4.68%	7.05%	4.07%
S&P/LSTA Leveraged Loan Index	12.66%	3.66%	4.72%	4.59%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 28, 2017	3.75%	5.40%	5.60%	5.59%	5.80%
November 30, 2016	3.50%	5.35%	5.68%	5.63%	5.98%
August 31, 2016	3.50%	5.80%	6.31%	5.57%	6.05%
May 31, 2016	3.50%	5.69%	6.32%	5.51%	6.12%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

In pursuit of its investment objectives, the Trust may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Market interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the 1940 Act. These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Prime Rate Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Prime Rate Trust, as of February 28, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Voya Prime Rate Trust as of February 28, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with U.S Generally Accepted Accounting Principles.

Boston, Massachusetts
April 24, 2017

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2017

ASSETS:
Investments in securities at fair value (Cost $1,258,995,652)	$1,250,073,302
Short-term investments at fair value (Cost $1,935,455)	1,935,084
Total Investments at fair value	1,252,008,386
Cash	233,017
Foreign currencies at value (Cost $2,449,412)	2,455,668
Receivables:
Investment securities sold	15,007,909
Interest	4,910,975
Prepaid expenses	23,198
Other assets	23,192
Total assets	1,274,662,345
LIABILITIES:
Notes payable	331,100,000
Payable for investment securities purchased	82,956,490
Accrued interest payable	94,892
Payable for investment management fees	953,413
Payable to trustees under the deferred compensation plan (Note 6)	23,192
Accrued trustee fees	8,879
Unrealized depreciation on forward foreign currency contracts	7,736
Unfunded loan commitments (Note 7)	2,007,518
Other accrued expenses	372,508
Total liabilities	417,524,628
NET ASSETS	$857,137,717
Net assets value per common share outstanding (net assets divided by 147,787,691 shares of beneficial interest authorized and outstanding, no par value)	$5.80
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,055,879,503
Undistributed net investment income	836,048
Accumulated net realized loss	(190,713,140)
Net unrealized depreciation	(8,864,694)
NET ASSETS	$857,137,717

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2017

INVESTMENT INCOME:
Interest	$62,959,622
Dividends	58,767
Other fees	1,540,291
Total investment income	64,558,680
EXPENSES:
Investment management fees	12,361,772
Transfer agent fees	93,517
Interest expense	5,187,151
Custody and accounting expense	518,007
Professional fees	165,372
Shareholder reporting expense	265,538
Trustees fees	32,178
Miscellaneous expense	199,646
Total expenses	18,823,181
Waived and reimbursed fees	(3,385)
Net expenses	18,819,796
Net investment income	45,738,884
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,696,354)
Forward foreign currency contracts	2,012,673
Foreign currency related transactions	(2,635,477)
Net realized loss	(10,319,158)
Net change in unrealized appreciation (depreciation) on:
Investments	77,035,738
Forward foreign currency contracts	(616,893)
Foreign currency related transactions	190,396
Unfunded commitments	2,443
Net change in unrealized appreciation (depreciation)	76,611,684
Net realized and unrealized gain	66,292,526
Increase in net assets resulting from operations	$112,031,410

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2017	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$45,738,884	$47,060,980
Net realized loss	(10,319,158)	(15,491,341)
Net change in unrealized appreciation (depreciation)	76,611,684	(66,887,257)
Increase (decrease) in net assets resulting from operations	112,031,410	(35,317,618)
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(47,070,356)	(48,917,716)
Decrease in net assets from distributions to common shareholders	(47,070,356)	(48,917,716)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets	64,961,054	(84,235,334)
NET ASSETS:
Beginning of year or period	792,176,663	876,411,997
End of year or period (including undistributed net investment income of $836,048 and $2,662,987 respectively)	$857,137,717	$792,176,663

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2017

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$62,506,656
Facility fees paid	(20,265)
Arrangement fees received	14,884
Other income received	1,783,353
Interest paid	(5,197,451)
Other operating expenses paid	(11,736,349)
Purchases of securities	(814,614,825)
Proceeds on sale of securities	807,381,464
Net cash provided by operating activities	40,117,467
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(47,070,356)
Proceeds from notes payable	345,700,000
Repayment of notes payable	(338,900,000)
Net cash flows used in financing activities	(40,270,356)
Net decrease	(152,889)
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	6,545
Cash and foreign currency balance
Net decrease in cash and foreign currency	(146,344)
Cash and foreign currency at beginning of period	2,835,029
Cash and foreign currency at end of period	$2,688,685
Reconciliation of Net increase in Net Assets Resulting from Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$112,031,410
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(77,035,738)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	616,893
Change in unrealized appreciation or depreciation on other assets and liablilities	(190,396)
Change in unrealized appreciation or depreciation on unfunded commitments	(2,443)
Accretion of discounts on investments	(3,153,716)
Amortization of premiums on investments	536,644
Net realized loss on sale of investments and foreign currency related transactions	10,319,158
Purchases of securities	(814,614,825)
Proceeds on sale of securities	807,381,464
Decrease in other assets	444
Decrease in interest and other receivable	2,164,106
Decrease in prepaid arrangement fees on notes payable	14,884
Increase in prepaid expenses	(20,265)
Decrease in accrued interest payable	(10,300)
Increase in payable for investment management fees	16,822
Increase in unfunded loan commitments	2,007,518
Increase in accrued trustees fees	719
Increase in other accrued expenses	55,088
Total adjustments	(71,913,943)
Net cash provided by operating activities	$40,117,467

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance											Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses, prior to fee waivers and/or recoupments, if any(4)(7)	Expenses (before interest and other fees related to revolving credit facility)(4)(7)	Expenses, net of fee waivers and/or recoupments, if any(4)(7)	Net investment income (loss)(4)(7)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
02-28-17	5.36	0.31	0.45	—		—	0.76	(0.32)	—	(0.32)	5.80	5.59	14.93		28.24		2.24	1.62	2.24	5.44	857,138	67
02-29-16	5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)		(10.17)		2.08	1.61	2.08	5.54	792,177	44
02-28-15	6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83		(0.44)		2.10	1.64	2.09	5.58	876,412	68
02-28-14	6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15		(4.04)		2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72		27.73		2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81		(3.11)		2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32		7.09		1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00	)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70		81.66		1.99 (6)	1.77 (6)	1.93	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)		—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93	)(5)	(32.03	)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)		—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)		(17.25)		4.36	2.20	4.36	10.35	886,976	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.

(5)  There was no impact on total return due to payments by affiliates.

(6)  Includes excise tax fully reimbursed by the Investment Adviser.

(7)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)	Expenses, prior to fee waivers and/or recoupments, if any(2)	Expenses, net of fee waivers and/or recoupments, if any(2)	Net investment income (loss)(2)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
02-28-17	1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16	1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15	1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67 (1)	1.87 (1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Includes excise tax fully reimbursed by the Investment Adviser.

(2)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Trust's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Trust has a significant amount of Level 3 investments.

For the year ended February 28, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended February 28, 2017, the Trust had an average quarterly contract amount on forward foreign currency contracts to sell of $26,207,090. Please refer to the table following the Portfolio of Investments for open forward foreign currency contracts to sell at February 28, 2017.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2017, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $882,030,233 and $809,681,475, respectively. At February 28, 2017, the Trust held senior loans valued at $1,247,820,561 representing 99.7% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 28, 2017, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2018	2019	2020	Total
$41,420	$0	$3,385	$44,805

The expense limitation agreement is contractual through July 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — COMMITMENTS

Effective July 18, 2016, the Trust has entered into a $414 million 364-day revolving credit agreement which matures July 17, 2017, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 7 — COMMITMENTS (continued)

arrangement fees are amortized over the term of the agreement. Prior to July 18, 2016, the revolving credit agreement was $440 million. The amount of borrowings outstanding at February 28, 2017, was $331 million. Weighted average interest rate on outstanding borrowings during the year was 1.73%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 25.98% of total assets at February 28, 2017. Average borrowings for the period ended February 28, 2017 were $337,209,041 and the average annualized interest rate was 1.54% excluding other fees related to the unused portion of the facility, and other fees.

As of February 28, 2017, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Acrisure, LLC	$500,826
Oberthur Technologies S.A. (EUR)	656,682
Oberthur Technologies S.A. (USD)	643,158
TricorBraun Holdings, Inc.	206,852
Total:	$2,007,518

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2017, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	22,368,520
6/30/2015	5,000,000	5,000,000

As of February 28, 2017 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2017, the Trust held no subordinated loans or unsecured loans.

NOTE 10 — CAPITAL SHARES

There was no capital shares activity during the year ended February 28, 2017 and during the year ended February 29, 2016.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2017(1):

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(41,585,301)	$(495,467)	$42,080,768

(1)  $41,585,301 relates to the expiration of capital loss carryforwards.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2017	Year Ended February 29, 2016
Ordinary Income	Ordinary Income
$47,070,356	$48,917,716

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Trust's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed	Post-October	Unrealized	Capital Loss Carryforwards
Ordinary	Capital Losses	Appreciation/
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$723,747	$(2,600,333)	$(8,747,440)	$(125,812,939)	Short-term	2018
			(24,760,715)	Short-term	2019
			(37,524,578)	Long-term	None
			$(188,098,232)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of February 28, 2017, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 12 — SUBSEQUENT EVENTS

Subsequent to February 28, 2017, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.026	2/28/17	3/10/17	3/22/17
$0.027	3/31/17	4/10/17	4/24/17

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 145.5%
		Aerospace & Defense: 2.2%
11,850,000	(1)	Avolon Holdings Limited, TL B-2, 3.814%, 03/20/22	$12,066,665	1.4
2,110,000		DigitalGlobe Inc., Term Loan B, 3.814%, 01/15/24	2,122,749	0.3
2,342,407		Transdigm, Inc., Term Loan F (Rolled), 4.064%, 06/09/23	2,358,804	0.3
2,000,000		US Airways Group, Inc., Term Loan B1, 3.564%, 12/09/23	2,011,250	0.2
			18,559,468	2.2
		Automotive: 5.2%
1,965,000		BBB Industries US Holdings, Inc., First Lien Term Loan, 6.064%, 11/03/21	1,977,871	0.2
69,545	(1)	Caliber Collision, Delayed Draw TL, 4.064%, 01/31/24	70,415	0.0
695,455	(1)	Caliber Collision, First Lien Term Loan, 4.064%, 01/31/24	704,148	0.1
2,940,131		Dealer Tire, LLC, Term Loan B, 4.814%, 12/22/21	2,977,471	0.4
3,168,811		Dynacast International LLC, First Lien Term Loan, 4.564%, 01/28/22	3,208,421	0.4
2,070,624		Federal-Mogul Corporation, Term Loan C, 4.814%, 04/15/21	2,054,835	0.2
11,559,738		Gates Global LLC, First Lien Secured Term Loan, 4.314%, 07/05/21	11,586,834	1.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,481,250	KAR Auction Services, Inc., Term Loan B-3, 4.564%, 03/09/23	$2,518,081	0.3
	1,649,363	Key Safety Systems, Inc., First Lien Term Loan, 5.564%, 08/29/21	1,672,385	0.2
EUR	1,231,250	Metaldyne Performance Group, Term Loan B EUR, 3.814%, 10/20/21	1,316,003	0.1
	5,831,560	Metaldyne Performance Group, Term Loan B, 3.814%, 10/20/21	5,850,880	0.7
	3,028,821	NN, Inc., Upsized Term Loan B, 5.314%, 10/19/22	3,061,002	0.4
	4,567,891	Service King, Upsized Term Loan B, 3.814%, 08/18/21	4,605,004	0.5
	3,382,188	TI Group Automotive Systems, L.L.C., Term Loan B, 3.814%, 06/30/22	3,407,554	0.4
			45,010,904	5.2
		Beverage & Tobacco: 0.1%
EUR	1,060,557	Jacobs Douwe Egberts, Term Loan B-1 EUR, 3.314%, 07/02/22	1,144,493	0.1
		Building & Development: 3.8%
	4,435,000	American Builders & Contractors Supply Co., Inc., Term Loan B, 3.814%, 10/31/23	4,474,423	0.5
	4,195,803	Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.564%, 05/28/21	4,253,495	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Building & Development (continued)
	4,389,000		Forterra Finance, LLC, First Lien Term Loan, 4.564%, 10/31/23	$4,434,948	0.5
	1,925,000		Henry Company LLC, Term Loan B, 5.564%, 10/05/23	1,951,469	0.2
	1,755,448		Minimax Viking GmbH, Facility B1B Loan, 3.814%, 08/16/23	1,773,002	0.2
	2,594,646		NCI Building Systems, Inc., Term Loan, 4.314%, 06/24/19	2,599,511	0.3
	4,950,000		Quikrete Holdings, Term Loan B, 4.314%, 11/15/23	5,019,092	0.6
	858,945		Ventia Service (fka Leighton), Upsized Term Loan B, 5.064%, 05/21/22	873,976	0.1
	2,300,000		Wilsonart LLC, Term Loan B, 4.564%, 12/19/23	2,320,484	0.3
EUR	1,800,000	(1)	Xella, EUR TLB, 5.064%, 02/02/24	1,933,271	0.2
	2,887,994		Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 6.064%, 06/14/21	2,919,583	0.4
				32,553,254	3.8
			Business Equipment & Services: 11.2%
	5,223,345		Acosta, Inc., New Term Loan B, 4.314%, 09/26/21	5,099,291	0.6
	10,014,041		Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.314%, 07/23/21	10,002,565	1.2
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,900,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.564%, 07/25/22	$2,856,047	0.3
	7,120,092		AlixPartners LLP, Term Loan B, 4.064%, 07/28/22	7,197,018	0.8
	1,935,000		Allflex Holdings III, Inc., First Lien Term Loan, 4.314%, 07/17/20	1,949,512	0.2
	1,500,000	(1)	Array Canada Inc., Senior Secured Term Loan, 6.064%, 02/06/23	1,486,875	0.2
	1,477,500		Boyd Corporation, First Lien Term Loan, 5.314%, 04/15/22	1,473,806	0.2
	7,328,826		Coinmach Service Corp., Upsized Term Loan, 4.314%, 11/14/19	7,312,798	0.9
	1,820,438		Document Technologies, Inc., Term Loan B, 6.314%, 10/01/23	1,814,370	0.2
EUR	1,085,000	(1)	Equinix Inc., TL B Euro, 4.314%, 12/07/23	1,169,256	0.1
	1,680,000		EVO Payments, 1L, 6.064%, 12/22/23	1,698,638	0.2
	3,568,547		First Data Corporation, New 2022 1L, 4.064%, 07/10/22	3,606,216	0.4
	1,999,722	(1)	First Data Corporation, Term Loan A, 3.064%, 06/02/20	2,010,763	0.3
	3,646,971		First Data Corporation, Term Loan 2021 USD, 4.064%, 03/24/21	3,682,934	0.4
EUR	1,482,447		Foncia Groupe SAS, Term Loan B, 5.314%, 07/28/23	1,593,735	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Business Equipment & Services (continued)
EUR	1,296,750		ION Trading Technologies Limited, Tranche B-1 Euro Term Loan, 4.314%, 07/31/23	$1,392,666	0.2
	3,055,636		iQor, First Lien Term Loan, 6.064%, 04/01/21	2,969,061	0.3
	1,976,440		iQor, Second Lien Term Loan, 9.814%, 04/01/22	1,749,149	0.2
	5,751,621		KinderCare Education, LLC (fka Knowledge Universe Education, LLC), Incremental First Lien Term Loan, 5.314%, 08/13/22	5,805,542	0.7
	2,846,703		Learning Care Group, Term Loan, 5.064%, 05/05/21	2,878,729	0.3
	3,254,032		Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	3,286,573	0.4
	2,000,000		Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	2,015,000	0.2
	2,541,500		Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.564%, 07/30/21	2,001,431	0.2
	2,483,125	(1)	Solera Management, USD Term Loan B, 5.814%, 03/03/23	2,504,336	0.3
	4,635,094		SourceHOV, First Lien Term Loan, 7.814%, 10/31/19	4,594,537	0.5
	2,300,000		SourceHOV, Second Lien Term Loan, 11.564%, 04/30/20	2,254,000	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	4,281,376	SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	$4,342,921	0.5
	1,246,875	Thomson Reuters Intellectual Property & Science, First Lien Term Loan, 4.814%, 10/03/23	1,263,396	0.2
	139,455	Wash Multi-Family Services, CAD First Lien Term Loan, 4.314%, 05/26/22	140,326	0.0
	796,294	Wash Multi-Family Services, USD First Lien Term Loan, 4.314%, 05/26/22	801,270	0.1
	5,074,532	West Corp, Term Loan B-12, 3.564%, 06/17/23	5,100,696	0.6
			96,053,457	11.2
		Cable & Satellite Television: 5.1%
	3,990,000	CSC Holdings, Inc. (Cablevision), TLB, 4.064%, 10/11/24	4,036,364	0.5
	3,280,613	Liberty Cablevision of Puerto Rico LLC., First Lien Term Loan Facility, 4.564%, 01/07/22	3,279,793	0.4
	250,000	Liberty Cablevision of Puerto Rico LLC., Second Lien Term Loan Facility, 7.814%, 07/07/23	245,833	0.0
	979,731	New Wave Communications, Term Loan B with Add On, 4.814%, 04/30/20	984,017	0.1
	3,040,000	RCN Grande Cable, TLB, 4.064%, 12/16/23	3,064,971	0.4
EUR	992,500	Numericable (YPSO France SAS), Term Loan B7 EUR, 4.814%, 04/12/23	1,065,747	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Cable & Satellite Television (continued)
	2,133,875		Numericable (YPSO France SAS), Term Loan B7 USD, 5.314%, 01/15/24	$2,156,281	0.3
	3,950,100		SFR Group SA (Numericable), Term Loan B10 USD, 4.314%, 01/14/25	3,982,546	0.5
	1,000,000		Suddenlink Communications (aka Cequel Communications, LLC), New Term Loan B, 4.064%, 01/15/25	1,012,083	0.1
	2,700,000		Telenet Group Holding NV, Term Loan AF, 4.064%, 01/31/25	2,728,266	0.3
	1,795,500		Telesat Canada, Term Loan B, 4.814%, 11/17/23	1,814,802	0.2
	2,750,000		UPC Financing Partnership, Term Loan AP, 3.564%, 05/30/25	2,771,054	0.3
EUR	965,000		UPC Financing Partnership, Term Loan AO, 4.064%, 01/15/26	1,033,758	0.1
	4,500,000		Virgin Media Investment Holdings Limited, TL I, 3.814%, 01/31/25	4,530,937	0.5
	905,318		WaveDivision Holdings LLC, New Term Loan B, 3.814%, 10/15/19	911,920	0.1
	7,980,000		Wideopenwest Finance, LLC, 2016 Term Loan B, 4.564%, 08/18/23	8,040,848	0.9
EUR	2,000,000	(1)	Ziggo N.V., EUR TLF, 4.064%, 05/20/25	2,141,146	0.3
				43,800,366	5.1
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Chemicals & Plastics: 6.7%
EUR	1,246,875		Allnex S.a.r.l. (Monarch), Term Loan B-1 facility, 5.314%, 09/23/23	$1,344,716	0.2
	782,235		Allnex S.a.r.l. (Monarch), Term Loan B-2 Facility, 5.314%, 09/13/23	791,524	0.1
	589,328		Allnex S.a.r.l. (Monarch), Term Loan B-3 Facility, 5.314%, 09/13/23	596,326	0.1
	804,000		Atotech, TL B-1 USD, 4.064%, 01/31/24	810,784	0.1
	6,285,818		Avantor Performance Materials, First Lien Term Loan, 6.064%, 06/21/22	6,370,287	0.7
	3,221,770		Emerald Performance Materials LLC, First Lien Term Loan, 4.564%, 08/01/21	3,247,545	0.4
	1,000,000		Emerald Performance Materials LLC, Second Lien Term Loan, 8.814%, 08/01/22	1,001,667	0.1
	2,000,000		Flint Group Holdings S.A.R.L., Second Lien, 8.314%, 09/05/22	1,987,500	0.2
	3,816,683		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.564%, 09/07/21	3,852,464	0.5
	630,942		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.564%, 09/07/21	634,885	0.1
	2,992,500	(1)	Huntsman International LLC, 2016 Term Loan B, 4.064%, 04/01/23	3,021,177	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastics (continued)
	4,937,254	Ineos US Finance LLC, Incremental USD Term Loan, 4.314%, 03/31/22	$4,972,911	0.6
EUR	1,940,262	Inovyn Finance plc, Term Loan B, 4.564%, 05/05/21	2,094,440	0.2
	6,000,000	Kraton Polymers LLC, Term Loan Facility, 5.064%, 01/06/22	6,082,170	0.7
	2,325,205	MacDermid, Inc. (a.k.a Platform Specialty Products Corp), USD Term Loan B-4, 5.064%, 06/07/23	2,355,580	0.3
EUR	825,000	Novacap, EUR Term Loan B, 5.314%, 06/22/23	887,539	0.1
	1,184,957	Omnova Solutions Inc, Term Loan B, 5.314%, 08/28/23	1,195,325	0.1
	1,632,669	Orion Engineered Carbons, Term Loan B USD, 4.064%, 07/25/21	1,642,534	0.2
	761,180	PQ Corporation, Dollar Term Loan, 5.314%, 11/04/22	771,782	0.1
	2,440,356	Royal Adhesives & Sealants,First Lien Term Loan, 4.564%, 06/19/22	2,453,168	0.3
	179,310	Royal Adhesives & Sealants,Second Lien Term Loan, 8.564%, 06/19/23	179,983	0.0
	3,575,568	Solenis International, L.P., USD First Lien Term Loan, 4.314%, 07/31/21	3,592,888	0.4
	3,528,118	Styrolution Group GmbH, New USD facility, 4.814%, 09/30/21	3,565,604	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,984,536	Tronox Pigments (Netherlands) BV, Term Loan, 4.564%, 03/19/20	$3,004,744	0.3
991,389	Zep Inc, Term Loan, 5.064%, 06/27/22	1,005,021	0.1
		57,462,564	6.7
	Clothing/Textiles: 0.7%
4,900,567	Varsity Brands (fka Herff Jones, Inc.), First Lien Term Loan, 5.064%, 12/10/21	4,979,055	0.6
673,816	Vince, LLC, Term Loan, 6.064%, 11/27/19	646,863	0.1
		5,625,918	0.7
	Conglomerates: 0.5%
2,533,204	Jason Incorporated, First Lien Term Loan, 5.564%, 06/30/21	2,165,889	0.3
600,000	Jason Incorporated, Second Lien Term Loan, 9.064%, 06/30/22	378,000	0.0
1,880,211	Waterpik, First Lien, 5.814%, 07/08/20	1,884,128	0.2
		4,428,017	0.5
	Containers & Glass Products: 4.1%
5,644,869	Berlin Packaging, LLC, First Lien Term Loan, 4.564%, 10/01/21	5,698,670	0.7
630,000	Berlin Packaging, LLC, Second Lien Term Facility, 7.814%, 09/30/22	638,662	0.1
800,000	Berry Plastics Corporation, Term J Loan, 3.564%, 01/18/24	806,500	0.1
1,000,000	Berry Plastics Corporation, Term Loan G, 3.564%, 01/06/21	1,003,333	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Containers & Glass Products (continued)
	2,352,788		Husky Injection Molding Systems, Ltd., Incremental Term Loan, 4.314%, 06/30/21	$2,368,695	0.3
	2,150,000	(1)	Milacron LLC, Term Loan, 4.064%, 09/28/23	2,163,437	0.2
	2,730,000		Novolex (aka Flex Acquisition Company, Inc), First Lien Term Loan, 4.314%, 12/29/23	2,755,168	0.3
	2,200,000		Proampac Intermediate Inc (f.k.a Prolampac Inc), First Lien Term Loan, 5.064%, 11/18/23	2,230,939	0.3
	460,000		Proampac Intermediate Inc (f.k.a Prolampac Inc), Second Lien Term Loan, 9.564%, 11/18/24	465,367	0.1
	6,756,276		Reynolds Group Holdings Inc, USD Term Loan, 4.064%, 02/04/23	6,801,901	0.8
	4,575,607		SIG Combibloc Group AG, USD Term Loan, 4.064%, 03/10/22	4,614,372	0.5
	2,068,523		TricorBraun, First Lien Term Loan, 4.814%, 11/30/23	2,095,027	0.2
EUR	3,000,000		Verallia SA, Term Loan B2, 4.814%, 08/01/22	3,240,373	0.4
				34,882,444	4.1
			Cosmetics/Toiletries: 0.6%
	5,354,088		Revlon Consumer Products Corporation, Term Loan B 2016, 4.564%, 09/07/23	5,394,532	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Diversified Insurance: 6.8%
4,930,000	(2)	Acrisure, LLC, Term Loan, 5.814%, 11/15/23	$5,000,869	0.6
6,899,950		Alliant Holdings, I, LLC,Term Loan B, 4.314%, 08/12/22	6,965,354	0.8
3,900,000		AmWINS Group, Inc., 1st Lien Term Loan, 3.814%, 01/25/24	3,925,596	0.4
6,021,785		Applied Systems Inc., First Lien Term Loan, 4.314%, 01/25/21	6,066,322	0.7
1,890,671		Applied Systems Inc., Second Lien Term Loan, 7.564%, 01/24/22	1,907,215	0.2
3,918,092		AssuredPartners, Inc., 1st Lien Term Loan, 5.314%, 10/21/22	3,968,467	0.5
9,641,893		Hub International Limited, Term Loan B, 4.064%, 10/02/20	9,715,740	1.2
4,700,000		National Financial Partners Corp., Term Loan, 4.564%, 01/08/24	4,753,853	0.5
3,277,030		Sedgwick Holdings, Inc., First Lien Term Loan, 3.814%, 03/01/21	3,295,805	0.4
5,900,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.814%, 02/28/22	5,929,500	0.7
4,822,895		USI, Inc., Term Loan, 4.314%, 12/27/19	4,840,981	0.6
1,496,250		Vertafore, Inc., Term Loan B, 4.314%, 06/30/23	1,511,480	0.2
			57,881,182	6.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Drugs: 0.4%
	953,930		Alvogen Pharma U.S., Term Loan B, 6.064%, 03/31/22	$936,044	0.1
	1,200,000		Horizon Pharma, Inc., Incremental term loan, 5.564%, 05/07/21	1,212,000	0.2
	1,040,000	(1)	Prestige Brands, B-4, 3.814%, 01/26/24	1,054,300	0.1
				3,202,344	0.4
			Ecological Services & Equipment: 1.3%
	5,100,872		4L Holdings Inc., Term Loan B, 5.564%, 05/08/20	4,931,906	0.6
	6,161,306		Advanced Disposal Services, Inc. (fka ADS Waste Holdings, Inc.), Term Loan B, 3.814%, 11/10/23	6,233,511	0.7
				11,165,417	1.3
			Electronics/Electrical: 18.1%
	1,325,000		Aptean Holdings, Inc., 1st Lien Term Loan, 6.064%, 12/20/22	1,340,321	0.2
EUR	493,750		Avast Software B.V., Term Loan EUR, 4.814%, 09/30/22	533,480	0.1
	4,157,375		Avast Software B.V., Term Loan USD, 5.064%, 09/30/22	4,214,107	0.5
	6,913,160		BMC Software, Inc., Term Loan USD, 5.064%, 09/10/20	6,958,883	0.8
	1,115,170		Cavium, Inc., Term Loan B, 4.064%, 08/16/22	1,127,715	0.1
	4,584,081		Compuware Corporation, Term Loan B-3, 5.314%, 12/15/21	4,592,676	0.5
	14,718,113		Dell International LLC, Term Loan B, 4.314%, 09/07/23	14,833,473	1.7
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	4,598,475		Dell Software Group, Term Loan B, 7.064%, 10/31/22	$4,678,470	0.5
	2,186,809		ECI, Term Loan B, 5.814%, 05/28/21	2,205,944	0.3
	761,959		Epicor Software Corporation, 08/16 Incremental Term Loan B, 5.064%, 06/01/22	766,880	0.1
	4,381,265		Epicor Software Corporation, Term Loan B, 4.814%, 06/01/22	4,399,338	0.5
	1,464,745		Eze Castle Software, Inc., 1st Lien Term Loan, 4.064%, 04/04/20	1,470,238	0.2
	980,625		Eze Castle Software, Inc., Second Lien Term Loan, 7.314%, 04/05/21	970,819	0.1
	3,708,709	(1)	Go Daddy Operating Company, LLC, Delayed Draw Term Loan, 3.564%, 02/08/24	3,720,532	0.5
	2,791,291	(1)	Go Daddy Operating Company, LLC, Term Loan, 3.564%, 02/08/24	2,800,190	0.3
	1,155,000		Greeneden U.S. Holdings II, L.L.C., USD Term Loan, 5.064%, 12/01/23	1,171,459	0.1
EUR	2,000,000		Greeneden U.S. Holdings II, L.L.C., EUR Term Loan B, 6.314%, 12/07/23	2,154,882	0.2
	5,739,079		Hyland Software, Inc., First Lien Term Loan, 4.814%, 07/01/22	5,780,074	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Electronics/Electrical (continued)
EUR	1,185,000	(1)	Infor (US), Inc., EUR Term Loan, 3.814%, 02/01/22	$1,270,296	0.1
	6,023,750		Informatica Corporation, Term Loan B, 4.564%, 08/05/22	6,009,227	0.7
	4,500,000		JDA Software (f.k.a RedPrairie Corporation), Term Loan B, 4.564%, 10/12/23	4,538,813	0.5
	6,200,000		Kronos Incorporated, First Lien Term Loan, 5.064%, 11/01/23	6,274,270	0.7
EUR	410,000	(1)	Linxens, Term Loan B-4 EUR, 4.814%, 10/16/22	441,521	0.1
	1,336,500		Linxens,Term Loan B-1 USD, 5.064%, 10/14/22	1,342,069	0.2
	2,684,423		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.814%, 05/08/21	2,728,044	0.3
	1,368,125		Micron Technology, Inc., Term Loan B, 4.814%, 04/26/22	1,389,186	0.2
	2,291,283		Microsemi Corporation, Term Loan B, 3.314%, 01/15/23	2,311,332	0.3
	643,158	(2)	Oberthur Technologies S.A. 2016 USD Term Loan B2, 12/14/23	649,589	0.1
EUR	382,671		Oberthur Technologies, TL B1 EUR, 4.814%, 12/15/23	411,061	0.0
	396,842		Oberthur Technologies, TL B1 USD, 4.814%, 12/14/23	400,811	0.0
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	617,329	(2)	Oberthur Technologies S.A. 2016 EUR Term Loan B2, 12/14/23	$663,126	0.1
	575,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.814%, 05/25/21	580,271	0.1
	4,039,875		ON Semiconductor Corporation, Term Loan B, 4.314%, 03/31/23	4,087,570	0.5
	1,310,000		Optiv Security, Inc. (f.k.a. Accuvant Inc.), 1st Lien Term Loan, 4.314%, 01/13/24	1,320,916	0.2
	4,050,000		Rackspace Hosting, Term Loan B, 4.564%, 11/03/23	4,100,625	0.5
	4,877,237		Riverbed Technology, Inc., First Lien Term Loan, 4.314%, 04/24/22	4,921,054	0.6
	988,668		Rovi Solutions Corporation, Term Loan B, 3.564%, 07/02/21	993,611	0.1
	1,200,000	(1)	Sabre Inc., Term B Facility, 3.814%, 02/16/24	1,210,950	0.1
	4,897,266		Skillsoft Corp., First Lien Term Loan, 5.814%, 04/28/21	4,494,774	0.5
	1,000,000	(1)	SolarWinds Holdings, Inc., Term Loan, 4.564%, 02/05/23	1,003,625	0.1
	6,069,500		SolarWinds Holdings, Inc., Term Loan, 5.564%, 02/05/23	6,088,467	0.7
	3,152,892		SS&C Technologies Inc., Term Loan B-1, 4.314%, 07/08/22	3,176,047	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
302,573	SS&C Technologies Inc., Term Loan B-2, 4.314%, 07/08/22	$304,795	0.0
4,611,355	Synchronoss Technologies, Inc., 1st Lien Term Loan, 3.814%, 01/23/24	4,632,683	0.5
2,400,000	Tessera Technologies, Term Loan B, 4.314%, 12/01/23	2,432,251	0.3
4,089,474	TTM Technologies, Term Loan B, 5.314%, 05/31/21	4,161,039	0.5
4,883,100	Veritas Technologies Corporation, USD Term Loan B-1, 6.689%, 01/27/23	4,898,360	0.6
9,154,000	Western Digital, USD Term Loan B-1, 4.814%, 04/29/23	9,229,090	1.1
5,415,356	Zebra Technologies, Term Loan B, 3.564%, 10/27/21	5,487,721	0.6
		155,272,675	18.1
	Equity REITs and REOCs: 0.6%
3,150,000	Capital Automotive L.P., Second Lien Term Loan, 6.064%, 04/30/20	3,197,250	0.3
2,359,088	ESH Hospitality, Inc., Term Loan B, 4.064%, 08/30/23	2,368,356	0.3
		5,565,606	0.6
	Financial Intermediaries: 2.5%
3,657,437	Duff & Phelps, Add On Term Loan B, 4.814%, 04/23/20	3,692,640	0.4
1,960,000	Duff & Phelps, Add On Term Loan B1, 4.814%, 04/23/20	1,977,885	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,930,000		First Eagle Investment Management, Inc., Term Loan B, 5.064%, 12/01/22	$6,985,225	0.8
5,343,160		LPL Holdings, Inc., Term Loan B New, 5.064%, 11/20/22	5,409,949	0.7
2,992,319		Trans Union LLC, Term B2, 3.564%, 04/09/23	3,030,660	0.4
			21,096,359	2.5
		Food Products: 3.7%
3,889,379	(1)	Advance Pierre Foods, First Lien Term Loan, 4.064%, 06/02/23	3,946,911	0.5
1,968,849		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,978,693	0.2
6,385,600		CSM Bakery Supplies, First Lien Term Loan, 5.064%, 07/03/20	5,975,855	0.7
3,006,812		Del Monte Foods Consumer Products, Inc., First Lien, 4.314%, 02/18/21	2,753,738	0.3
3,700,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.314%, 08/18/21	2,673,250	0.3
4,655,481		Hostess, Term Loan, 4.064%, 08/03/22	4,723,130	0.6
6,000,000	(1)	JBS USA, Inc. (FKA Swift), Term Loan B, 3.564%, 10/30/22	6,026,874	0.7
1,809,677		Keurig Green Mountain, Inc., USD Term Loan B, 5.564%, 03/03/23	1,837,758	0.2
1,909,239		NPC International, Term Loan, 4.814%, 12/28/18	1,917,592	0.2
			31,833,801	3.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Service: 2.3%
3,707,079		CEC Entertainment, Inc., First Lien Term Loan, 4.064%, 02/14/21	$3,697,040	0.4
2,000,000		Landry's Restaurants, Term Loan, 4.314%, 10/04/23	2,025,000	0.3
1,946,154		Manitowoc Foodservice, Inc., Term Loan B, 5.814%, 03/03/23	1,971,090	0.2
1,986,994		P.F. Chang's China Bistro, Inc., Term Loan, 4.314%, 06/30/19	1,957,189	0.2
6,382,310		Restaurant Brands International (F.K.A. Burger King Corporation), Term Loan B, 3.814%, 12/10/21	6,410,801	0.8
3,482,500		US Foods, Inc., Term Loan B, 3.814%, 06/27/23	3,524,165	0.4
			19,585,285	2.3
		Food/Drug Retailers: 2.1%
4,496,619		Albertsons LLC, TL-B4, 4.064%, 08/15/21	4,551,667	0.5
1,520,000		Albertsons LLC, TL-B6, 4.314%, 06/22/23	1,544,230	0.2
1,600,000	(1)	NBTY, Inc., USD Term Loan B, 4.564%, 05/05/23	1,604,000	0.2
2,441,294		Portillo Restaurant Group (The), First Lien Term Loan, 5.564%, 08/04/21	2,461,129	0.3
3,140,000		Save-A-Lot, TL-B, 7.064%, 12/05/23	3,134,766	0.4
1,950,000		Smart & Final Stores, Extended Term Loan B, 4.564%, 11/15/22	1,941,773	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,880,438		Supervalu, Term Loan, 5.564%, 03/21/19	$2,906,849	0.3
			18,144,414	2.1
		Forest Products: 0.2%
1,641,750		Blount International, Inc., Term Loan B USD, 7.314%, 04/12/23	1,660,220	0.2
		Health Care: 17.1%
4,127,996		Acadia, New Term Loan B, 4.064%, 02/16/23	4,169,792	0.5
1,613,474		Aegis Sciences, First Lien Term Loan, 5.564%, 02/24/21	1,590,281	0.2
7,840,662		Air Medical Group Holdings, Inc., Term Loan B, 4.314%, 04/28/22	7,844,747	0.9
995,000		ATI Physical Therapy, First Lien Term Loan, 7.250%, 05/10/23	1,004,743	0.1
1,740,000		BioClinica, First Lien Term Loan, 5.314%, 10/20/23	1,758,487	0.2
2,501,282		CareCore National, LLC, Term Loan B, 5.564%, 03/05/21	2,516,915	0.3
3,971,755		Catalent Pharma Solutions, Inc., USD Term Loan, 3.814%, 05/20/21	4,020,162	0.5
7,450,000	(1)	Change Healthcare, Inc., Term B, 3.814%, 02/28/24	7,477,937	0.9
4,071,737		CHG Medical Staffing, Inc., First Lien Term Loan, 4.814%, 06/07/23	4,119,137	0.5
6,709,011		CHS/Community Health Systems, Inc., Term Loan H, 4.064%, 01/27/21	6,606,282	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
1,674,500		Concentra Inc, Term Loan B, 4.064%, 06/01/22	$1,685,649	0.2
4,326,327		Connolly / iHealth Technologies, New First Lien Term Loan B, 3.814%, 09/28/23	4,366,886	0.5
979,950		Correct Care Solutions, First Lien Term Loan, 5.064%, 07/22/21	828,058	0.1
3,663,666		DJO Finance LLC, First Lien Term Loan, 4.314%, 06/08/20	3,598,790	0.4
3,425,000		Envision Healthcare Corporation, Tranche C, 4.064%, 12/01/23	3,458,637	0.4
2,109,713		ExamWorks Group, Inc., Term B, 4.314%, 07/27/23	2,133,447	0.3
9,400,000	(1)	Grifols S.A, TL B, 3.314%, 01/31/25	9,450,450	1.1
3,496,400		Healogics, Inc., First Lien Term Loan, 5.314%, 07/01/21	3,230,324	0.4
2,500,000		Healogics, Inc., Second Lien Term Loan, 9.064%, 07/01/22	1,725,000	0.2
6,983,391		Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	6,978,405	0.8
2,420,000		inVentiv Health Inc., Term Loan B, 4.814%, 11/09/23	2,436,637	0.3
5,320,000	(1)	Kinetic Concepts, Inc., USD Term B, 4.314%, 02/03/24	5,315,723	0.6
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,139,755		Multiplan, Inc, First Lien Term Loan, 5.064%, 06/07/23	$3,190,776	0.4
708,948		NAPA, First Lien Term Loan, 6.064%, 04/19/23	714,818	0.1
350,000	(1)	NVA Holdings, Inc., TLB-2, 4.564%, 08/14/21	353,062	0.0
2,811,047		NVA Holdings, Inc., First Lien Term Loan, 4.814%, 08/15/21	2,828,616	0.3
3,250,000		Patterson Medical Holdings, Inc., Upsized First Lien Term Loan, 5.814%, 08/28/22	3,268,281	0.4
4,448,431		Pharmaceutical Product Development, Inc., Term Loan B, 4.314%, 08/18/22	4,479,939	0.5
1,986,446		Precyse, First Lien Term Loan, 6.564%, 10/20/22	2,012,932	0.2
1,150,000		Press Ganey, First Lien Term Loan, 4.314%, 10/01/23	1,154,312	0.1
225,000		Press Ganey, Second Lien Term Loan, 8.314%, 10/01/24	229,500	0.0
3,184,000		Prospect Medical Holdings, Inc., Term Loan B, 7.064%, 06/30/22	3,184,000	0.4
2,893,912		Schumacher Group, First Lien Term Loan, 5.064%, 07/31/22	2,911,999	0.3
3,375,000	(1)	Select Medical Corporation, Term B, 4.564%, 03/06/24	3,390,822	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
2,084,250		Select Medical Corporation, Series F Tranche B, 6.064%, 03/03/21	$2,101,185	0.3
5,214,861		Sivantos (Siemens Audiology), Term Loan B USD, 4.314%, 01/17/22	5,280,047	0.6
4,863,438		Sterigenics International LLC, Term Loan B, 4.314%, 05/08/22	4,872,498	0.6
5,750,789		Surgery Center Holdings, Inc., First Lien Term Loan, 4.814%, 11/03/20	5,800,212	0.7
3,215,000		Team Health, Inc., Term B, 3.814%, 01/25/24	3,209,473	0.4
6,934,975		U.S. Renal Care, Inc., First Lien Term Loan, 5.314%, 12/30/22	6,411,384	0.7
2,775,886		Valeant Pharmaceuticals International, Inc., First Lien Term Loan, 5.814%, 04/01/22	2,797,574	0.3
1,891,684		Vizient, Inc., Term Loan B-2, 5.064%, 02/13/23	1,920,453	0.2
			146,428,372	17.1
		Home Furnishings: 1.6%
2,880,213	(1)	ADT fka Protection One, Inc., Upsized Term Loan B, 4.314%, 05/02/22	2,910,365	0.3
3,290,625		Hillman Group (The), Inc., Term Loan B, 4.564%, 06/30/21	3,318,046	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
7,100,000	Serta Simmons Bedding, LLC, First Lien Term Loan, 4.564%, 11/08/23	$7,143,161	0.9
		13,371,572	1.6
	Industrial Equipment: 4.3%
2,256,452	Accudyne Industries LLC, Term Loan, 4.064%, 12/13/19	2,155,758	0.3
3,405,541	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	3,384,256	0.4
873,094	CeramTec GmbH, Dollar Term Loan B-1, 4.314%, 08/30/20	876,369	0.1
101,879	CeramTec GmbH, Dollar Term Loan B-2, 4.314%, 08/30/20	102,261	0.0
266,510	CeramTec GmbH, Dollar Term Loan B-3, 4.314%, 08/30/20	267,510	0.0
2,400,000	Columbus McKinnon Corporation, 1st Lien Term Loan, 4.064%, 01/31/24	2,418,000	0.3
2,336,576	Doncasters Group Limited, First Lien Term Loan USD, 4.564%, 04/09/20	2,321,973	0.3
1,872,198	WTG Holdings III Corp., First Lien Term Loan, 4.814%, 01/15/21	1,881,559	0.2
2,654,396	Filtration Group Corporation, First Lien Term Loan, 4.314%, 11/30/20	2,681,771	0.3
6,054,174	Gardner Denver, Inc., Term Loan B USD, 4.314%, 07/30/20	6,033,365	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Industrial Equipment (continued)
1,197,000	Global Brass and Copper, Inc., Term Loan B, 5.314%, 07/18/23	$1,215,673	0.1
1,268,188	Kenan Advantage Group, Inc., Term Loan B, 4.064%, 07/31/22	1,272,309	0.2
385,660	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.064%, 07/31/22	386,914	0.0
839,489	MKS Instruments, Term Loan B, 3.814%, 05/01/23	849,589	0.1
6,187,118	Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 3.814%, 08/21/23	6,234,004	0.7
700,000	Terex Corporation, Term Loan, 3.564%, 01/31/24	704,375	0.1
4,374,847	Vertiv, Term Loan B, 6.064%, 11/30/23	4,415,835	0.5
		37,201,521	4.3
	Leisure Goods/Activities/Movies: 4.6%
7,312,500	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.814%, 05/28/21	7,198,242	0.8
5,749,027	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.814%, 07/30/21	5,775,720	0.7
1,000,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.814%, 08/08/22	1,005,625	0.1
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	4,205,553		Equinox Holdings, Inc., First Lien Term Loan, 7.686%, 01/31/20	$4,229,210	0.5
	8,252,469		Fitness International, LLC., Term Loan B, 6.064%, 07/01/20	8,331,899	1.0
	1,736,776		Life Time Fitness, Upsized Term Loan B, 4.064%, 06/10/22	1,748,251	0.2
EUR	1,333,000		NEP/NCP Holdco, Inc, EUR Term Loan, 4.564%, 11/17/23	1,435,569	0.2
	2,035,714		NEP/NCP Holdco, Inc., Second Lien, 10.000%, 07/22/20	2,068,795	0.2
	4,745,443		NEP/NCP Holdco, Inc., Term Loan B with Add-On, 4.500%, 01/22/20	4,771,149	0.6
	1,770,563		UFC Holdings (fka Zuffa), First Lien Term Loan, 4.314%, 08/18/23	1,785,612	0.2
	1,260,000		Winnebago, Term Loan B, 5.564%, 11/08/23	1,278,900	0.1
				39,628,972	4.6
			Lodging & Casinos: 5.9%
	9,773,784		Amaya Gaming Group Inc., First Lien Term Loan B, 5.064%, 08/01/21	9,807,386	1.1
	2,179,469	(1)	American Casino and Entertainment Properties LLC, Term Loan, 4.314%, 07/07/22	2,203,988	0.2
	5,350,617		Aristocrat Leisure Limited, Term Loan B, 3.814%, 10/20/21	5,382,389	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Lodging & Casinos (continued)
6,857,203	(1)	CityCenter Holdings, LLC, Term Loan, 3.814%, 10/16/20	$6,945,490	0.8
837,250		Eldorado Resorts, Inc.,Term Loan B, 4.314%, 07/23/22	846,408	0.1
1,906,469		Global Cash Access, Inc., Term Loan B, 6.314%, 12/18/20	1,899,320	0.2
1,368,375		Golden Nugget, Inc., Delayed Draw Term Loan, 4.564%, 11/21/19	1,386,763	0.2
3,192,875		Golden Nugget, Inc., Term Loan, 4.564%, 11/21/19	3,235,781	0.4
792,000		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	796,950	0.1
3,419,485		La Quinta, First Lien Term Loan, 3.814%, 04/14/21	3,436,049	0.4
5,724,455	(1)	Scientific Games International, Inc., Term Loan B-3, 5.064%, 10/01/21	5,813,184	0.7
5,776,000		Station Casinos LLC, Term Loan, 3.564%, 06/08/23	5,815,710	0.7
3,248,484		Twin River Management Group, Inc., Term Loan B, 4.564%, 07/10/20	3,284,522	0.4
			50,853,940	5.9
		Nonferrous Metals/Minerals: 0.5%
3,943,024		Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.564%, 09/05/19	3,888,808	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Oil & Gas: 2.8%
3,456,471		Energy Transfer Equity, L.P., New Term Loan, 3.814%, 02/02/24	$3,472,519	0.4
5,158,935		FTS International, Inc. (fka FracTech), Term Loan, 5.814%, 04/16/21	4,965,475	0.6
6,559,650		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.564%, 06/18/20	5,444,509	0.6
1,900,000	(1)	Limetree Bay Terminals, Term Loan, 6.064%, 01/30/24	1,921,375	0.2
4,247,671		MEG Energy Corp., Term Loan, 3.814%, 03/31/20	4,265,592	0.5
1,986,576		Seventy Seven Energy Inc., Term Loan, 4.064%, 06/25/20	1,980,368	0.2
2,329,063	(1)	Southcross Energy Partners, L.P., Term Loan, 5.314%, 08/04/21	1,975,821	0.2
377,370		Southcross Holdings L.P., Exit Term Loan, 1.064%, 04/13/23	316,991	0.1
			24,342,650	2.8
		Packaging&Containers: 0.0%
206,852	(2)	TricorBraun Holdings, Inc. 1st Lien Delayed Draw Term Loan, 11/30/23	209,503	0.0
		Property & Casualty Insurance: 0.3%
2,500,000		BroadStreet Partners, Inc., Term Loan B, 5.314%, 11/08/23	2,530,077	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Publishing: 1.7%
1,383,000	Cengage Learning Acquisition, Inc., Term Loan B, 5.314%, 06/07/23	$1,309,852	0.1
5,977,481	McGraw Hill Global Education, Term Loan B, 5.064%, 05/04/22	5,895,291	0.7
3,346,519	Merrill Communications, LLC, New First Lien Term Loan, 6.314%, 06/01/22	3,354,885	0.4
1,294,596	Nelson Canada, 10% Reinstated First Lien Term Loan, 1.064%, 10/01/20	712,028	0.1
3,119,751	Tribune Company, Term Loan C, 4.064%, 01/27/24	3,146,075	0.4
249,759	Tribune Company, Term Loan B, 4.064%, 12/27/20	250,146	0.0
		14,668,277	1.7
	Radio & Television: 4.2%
3,800,530	CBS Radio, Inc., Term Loan B, 4.564%, 10/17/23	3,841,366	0.4
5,122,611	Cumulus Media Holdings Inc., Term Loan, 4.314%, 12/23/20	3,771,523	0.4
3,921,330	iHeartCommunications, Inc., Term Loan E, 8.564%, 07/30/19	3,416,459	0.4
2,780,000	Learfield Communications, Inc, First Lien TL, 4.314%, 12/01/23	2,816,488	0.3
3,840,000	Lions Gate Entertainment Corp, New Term Loan B, 4.064%, 12/08/23	3,872,621	0.5
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	415,069	(1)	Nexstar Broadcasting, Inc., New Term Loan B — Mission, 4.064%, 09/26/23	$420,322	0.1
	4,398,022	(1)	Nexstar Broadcasting, Inc., New Term Loan B — Nexstar, 4.064%, 09/26/23	4,453,683	0.5
	1,505,000		Salem Communications Corporation, Term Loan B, 4.564%, 03/13/20	1,474,900	0.2
	4,507,769		Univision Communications, Inc., Term Loan-C3, 4.064%, 03/01/20	4,527,179	0.5
	7,143,840		Univision Communications, Inc., Term Loan-C4, 4.064%, 03/01/20	7,179,338	0.9
				35,773,879	4.2
			Retailers (Except Food & Drug): 10.4%
	1,296,542		Abercrombie & Fitch Management Co., Term Loan B, 4.814%, 08/09/21	1,252,783	0.1
	6,130,548		Academy Ltd.,Term Loan, 5.064%, 07/01/22	4,914,658	0.6
EUR	3,909,551		Action Holding B.V., Term Loan B, 5.314%, 02/15/22	4,236,586	0.5
	5,543,520		Ascena Retail Group, Inc.,Term Loan B, 5.564%, 08/21/22	5,047,375	0.6
	628,330		Bass Pro Group, LLC, TL-B, 6.064%, 12/16/23	605,111	0.1
	1,475,000		Bass Pro Group, LLC, Asset Sale Facility, 5.814%, 05/15/18	1,477,459	0.2
	4,750,036		Bass Pro Group, LLC, Term Loan B, 4.314%, 06/05/20	4,595,660	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Retailers (Except Food & Drug) (continued)
4,455,000	Belk, First Lien Term Loan, 5.814%, 12/12/22	$3,815,520	0.4
6,270,000	BJs Wholesale Club, 1L TL-B, 4.814%, 01/31/24	6,236,474	0.7
1,250,000	BJs Wholesale Club, 2L TL-B, 8.564%, 01/31/25	1,253,125	0.2
5,607,625	FullBeauty Brands (fka OneStopPlus), First Lien Term Loan, 5.814%, 10/14/22	4,813,210	0.6
3,000,000	General Nutrition Centers, Inc., Term Loan B, 3.564%, 03/04/19	2,535,000	0.3
5,552,035	Harbor Freight Tools USA, Inc., Term Loan B, 4.064%, 08/15/23	5,565,143	0.6
4,847,850	Jo-Ann Stores, Inc., Term Loan B, 6.064%, 10/15/23	4,813,513	0.6
1,984,694	Lands' End, Inc., Term Loan B, 4.314%, 04/04/21	1,505,059	0.2
2,788,013	Leslies Poolmart, Inc., Term Loan B, 5.314%, 08/16/23	2,801,256	0.3
4,919,075	Men's Wearhouse, Term Loan, 4.564%, 06/18/21	4,824,791	0.6
740,000	National Vision, Inc., First Lien Term Loan, 4.064%, 03/13/21	740,616	0.1
3,236,127	Neiman Marcus Group, Inc, Term Loan, 4.314%, 10/25/20	2,619,645	0.3
4,175,737	Party City Holdings Inc, Term Loan B, 4.064%, 08/19/22	4,161,568	0.5
5,742,000	Petco Animal Supplies, Inc., TLB-1, 4.314%, 01/26/23	5,544,619	0.6
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	12,782,424		PetSmart, Inc., Term Loan B, 4.064%, 03/11/22	$12,608,481	1.5
	3,166,526		Savers, Term Loan B, 5.000%, 07/09/19	2,841,957	0.3
				88,809,609	10.4
			Surface Transport: 1.6%
	2,159,031		Goodpack Ltd., First Lien Term Loan, 4.814%, 09/09/21	2,130,245	0.2
	3,000,000		Navistar Inc., Term Loan B, 6.564%, 08/07/20	3,022,500	0.4
	2,380,797		OSG Bulk Ships, Inc., First Lien Term Loan, 5.314%, 08/05/19	2,356,989	0.3
	688,000		Quality Distribution, First Lien Term Loan, 5.814%, 08/18/22	677,680	0.1
	745,000	(1)	V.Group, TL B, 4.064%, 02/28/24	746,630	0.1
	4,532,357		XPO Logistics, Term Loan B, 4.314%, 10/31/21	4,578,814	0.5
				13,512,858	1.6
			Telecommunications: 8.1%
EUR	1,851,633		Altice International S.A., 2023 EUR Term Loan B, 4.064%, 08/18/23	1,992,024	0.2
	3,341,649		Aricent Group, 2015 Upsized First Lien Term Loan, 5.564%, 04/14/21	3,341,649	0.4
	1,018,418		Asurion, LLC, Replacement B-2 Term Loan, 4.314%, 07/08/20	1,029,111	0.1
	6,662,636		Asurion, LLC, Replacement B-4 Term Loan, 4.314%, 08/04/22	6,756,332	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Telecommunications (continued)
4,887,750		Asurion, LLC, Incremental Tranche B-5 Term Loan, 4.814%, 11/01/23	$4,952,513	0.6
1,750,000		Asurion, LLC, Second Lien Term Loan, 8.564%, 03/03/21	1,772,969	0.2
9,948,816		Communications Sales & Leasing, Inc., Term Loan B, 4.564%, 10/24/22	9,998,510	1.1
2,000,000	(1)	Consolidated Communications, Inc., Incremental Term Loan, 4.064%, 10/05/23	2,015,890	0.2
3,211,950		Consolidated Communications, Inc., Term Loan B, 4.064%, 10/05/23	3,237,546	0.4
558,539		Encompass Digital Media, Inc., First Lien, 5.564%, 06/05/21	531,659	0.1
1,537,401		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	1,534,838	0.2
1,700,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	1,659,625	0.2
3,101,413		Hawaiian Telcom Communications, Inc., Term Loan B, 5.314%, 06/06/19	3,121,442	0.4
4,684,756		Lightower Fiber Networks, First Lien Term Loan, 4.314%, 04/13/20	4,733,946	0.6
5,155,000		Sprint Communications, Term Loan B, 3.564%, 01/31/24	5,167,243	0.6
4,937,003		Syniverse Holdings, Inc., Initial Term Loan, 4.064%, 04/23/19	4,496,272	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,801,343		U.S. Telepacific Corp, Term Loan B, 6.064%, 11/25/20	$5,834,700	0.7
1,125,000	(1)	Windstream Corporation, Delayed Term Loan B-6, 5.064%, 03/29/21	1,139,296	0.1
4,595,981		Windstream Corporation, Term Loan B-6, 5.064%, 03/29/21	4,654,387	0.5
1,150,875		Zayo Group, LLC, Term Loan B-2, 3.564%, 01/19/24	1,163,108	0.1
554,125	(1)	Zayo Group, LLC, Term Loan B-3, 3.564%, 01/19/24	560,015	0.1
			69,693,075	8.1
		Utilities: 4.2%
1,980,038		Aclara Technologies LLC, Term Loan, 6.814%, 08/15/23	2,029,538	0.2
1,000,000		Calpine Corp, Term Loan B-5, 3.814%, 01/15/24	1,006,094	0.1
2,972,481		Calpine Corp, Term Loan B-6, 3.814%, 01/15/23	2,991,368	0.3
2,950,000		Dayton Power and Light Company, Term Loan, 4.314%, 08/30/22	2,996,094	0.4
5,425,000		Dynegy Inc., Term Loan C, 4.314%, 06/30/23	5,485,028	0.6
3,377,243		TPF II Power, LLC, Term Loan, 5.064%, 10/02/21	3,416,294	0.4
3,082,618		Linden Power Complex, Term Loan, 4.564%, 06/28/23	3,116,336	0.4
2,413,250		Longview Power, LLC, Term Loan, 7.064%, 04/13/21	2,183,991	0.3
2,354,100		MRP Generation Holdings, LLC (fka TPF Generation Holdings, LLC), Term Loan, 8.064%, 09/30/22	2,377,641	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Utilities (continued)
1,584,000		RISEC, Term Loan, 5.814%, 12/19/22	$1,591,920	0.2
1,974,000		Southeast PowerGen, LLC, Term Loan B, 4.564%, 12/02/21	1,960,018	0.2
5,292,857		Texas Competitive Electric Holdings Company LLC, Term Loan B, 3.814%, 08/04/23	5,317,670	0.6
1,207,143		Texas Competitive Electric Holdings Company LLC, Term Loan C, 3.814%, 08/04/23	1,212,802	0.2
			35,684,794	4.2
		Total Senior Loans (Cost $1,249,753,911)	1,246,920,627	145.5
Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.4%
3,160		Caribe Media Inc.	—	0.0
178,416		Cengage Learning	1,962,576	0.2
60,946	@	Everyware Global, Inc.	457,095	0.1
205,396	@	Longview Power, LLC	500,755	0.1
75,853	@	Millennium Health LLC	80,632	0.0
209,262		Nelson Education Ltd.	18,833	0.0
407	@	Southcross Holdings G.P.	—	0.0
407	@	Southcross Holdings L.P. Class A	132,784	0.0
		Total Equities and Other Assets (Cost $9,241,741)	3,152,675	0.4
		Total Long-Term Investments (Cost $1,258,995,652)	1,250,073,302	145.9
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Utilities: 0.1%
1,030,000	Energy Future Intermediate Holding Company LLC, First Lien DIP (Cost $1,032,052)	$1,035,150	0.1
	Home Furnishings: 0.1%
904,456	Hunter Fan Company, First Lien Term Loan (Cost $903,403)	899,934	0.1
	Total Short-Term Investments (Cost $1,935,455)	1,935,084	0.2
	Total Investments (Cost $1,260,931,107)	$1,252,008,386	146.1
	Liabilities in Excess of Other Assets	(394,870,669)	(46.1)
	Net Assets	$857,137,717	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

(1)  Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

(2)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 7 for additional details.

EUR  EU Euro

  Cost for federal income tax purposes is $1,260,821,589.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,569,644
Gross Unrealized Depreciation	(21,382,847)
Net Unrealized Depreciation	$(8,813,203)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2017
Asset Table
Investments, at fair value
Senior Loans	$—	$1,246,920,627	$—	$1,246,920,627
Equities and Other Assets	—	3,152,675	—	3,152,675
Short-Term Investments	—	1,935,084	—	1,935,084
Total Investments, at fair value	$—	$1,252,008,386	$—	$1,252,008,386
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(7,736)	$—	$(7,736)
Total Liabilities	$—	$(7,736)	$—	$(7,736)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized gain (loss) on the instrument.

At February 28, 2017, the following forward foreign currency contracts were outstanding for the Voya Prime Rate Trust:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	EU Euro	26,781,000	Sell	03/23/17	$28,390,940	$28,398,676	$(7,736)
							$(7,736)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$7,736
Total Liability Derivatives		$7,736

The effect of derivative instruments on the Trust's Statement of Operations for the year ended February 28, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$2,012,673
Total	$2,012,673
Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Forward foreign currency contracts
Foreign exchange contracts	$(616,893)
Total	$(616,893)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 28, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2017:

State Street Bank and Trust Co.
Liabilities:
Forward foreign currency contracts	$7,736
Total Liabilities	$7,736
Net OTC derivative instruments by counterparty, at fair value	$(7,736)
Total collateral pledged by the Trust/(Received from counterparty)	$—
Net Exposure(1)	$(7,736)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2017 were as follows:

Type	Per Share Amount
NII	$0.3185

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 98.61% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1  To elect twelve nominees to the Board of Trustees of Voya Prime Rate Trust.

An annual shareholder meeting of Voya Prime Rate Trust was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	122,646,395.844	3,173,451.064	0.000	0.000	125,819,846.908
John V. Boyer	1	*	122,652,839.143	3,167,047.765	0.000	0.000	125,819,886.908
Patricia W. Chadwick	1	*	122,670,625.741	3,149,261.167	0.000	0.000	125,819,886.908
Peter S. Drotch	1	*	122,600,117.385	3,219,769.523	0.000	0.000	125,819,886.908
Martin J. Gavin	1	*	122,741,410.468	3,078,476.440	0.000	0.000	125,819,886.908
Russell H. Jones	1	*	122,711,557.088	3,108,329.820	0.000	0.000	125,819,886.908
Patrick W. Kenny	1	*	122,604,412.385	3,215,474.523	0.000	0.000	125,819,886.908
Joseph E. Obermeyer	1	*	122,841,130.663	2,978,756.245	0.000	0.000	125,819,886.908
Sheryl K. Pressler	1	*	122,680,853.866	3,139,033.042	0.000	0.000	125,819,886.908
Christopher P. Sullivan	1	*	122,650,808.085	3,169,078.823	0.000	0.000	125,819,886.908
Roger B. Vincent	1	*	122,601,271.871	3,218,615.037	0.000	0.000	125,819,886.908
Shaun P. Mathews	1	*	122,630,759.281	3,189,127.627	0.000	0.000	125,819,886.908

*  Proposal Passed

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	151	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	151	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (23 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	October 2007 - Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 - Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 - Present	Retired.	151	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002 - Present	Retired.	151	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who is an "interested person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	June 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	151

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an "interested person" as defined in the 1940 Act, of each Fund ("Independent Trustee") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2017.

(3)  Mr. Mathews is deemed to be an "interested person" of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.'s affiliates.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 - Present

Senior Vice President, Voya Investment Management LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Senior Vice President Treasurer	April 1995 - Present April 1995 - Present	Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 1999 - Present	Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - Present).
Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 - Present

Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	August 2003 - Present

Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 - Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 - Present

Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 - March 2014); Assistant Vice President, Senior Project Manager (May 2008 - May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 - Present

Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, after an initial period, the Board of Trustees (the "Board") of Voya Prime Rate Trust (the "Fund"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), must annually review and approve the Fund's existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contract (the "Management Contract") between Voya Investments, LLC ("Adviser") and the Fund, and the sub-advisory contract ("Sub-Advisory Contract") with the sub-adviser to the Fund (the "Sub-Adviser") effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board's meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds ("Voya funds"), the Board considered each Voya fund's investment management and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Fund's existing Management and Sub-Advisory Contracts (the "Contract Review Process").

The Contract Review Process has evolved as the Board's membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an "IRC") and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund's relevant benchmark and/or Morningstar, Inc. ("Morningstar") category average and/or median, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Fund's performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds

("15(c) Methodology Guide"). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for the Fund ("Selected Peer Group") based on the Fund's particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of investment management and sub-advisory arrangements (including the Fund's Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund's Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Fund's operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds' (including the Fund's) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer, who leads the Adviser's Investment Risk Management Department ("IRMD"); and (10) other information relevant to the Board's evaluations.

The Fund's Common Shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Common Shares were selected because they are the only Fund class issued and outstanding. The Common Shares were compared to the analogous class of shares for the Fund in its Selected Peer Group. The funds included in the Fund's Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Management Contract, the Board was mindful of the "manager-of-managers" platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser's compliance with applicable

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MR&S"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Morningstar category average and/or median and primary benchmark. The Board also recognized that

MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Management Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond investment management services, from being part of the Voya funds. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board's consideration of the Management and Sub-Advisory Contracts from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board requested and considered information regarding the staffing of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for the Fund's portfolio management team. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to provide high-quality services to the Fund. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund's Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year period, the third quintile for the year-to-date period, and the fourth quintile for the ten-year period.

Economies of Scale

When evaluating the reasonableness of management fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that while the Fund does not have management fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund's investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered the contractual management fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered expense limitations applicable to the fees payable by the Fund, including the Adviser's agreement to extend the expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Fund's management fee and expense ratio.

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2017 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2017	February 8, 2017	February 22, 2017
February 28, 2017	March 8, 2017	March 22, 2017
March 31, 2017	April 6, 2017	April 24, 2017
April 28, 2017	May 8, 2017	May 22, 2017
May 31, 2017	June 8, 2017	June 22, 2017
June 30, 2017	July 6, 2017	July 24, 2017
July 31, 2017	August 8, 2017	August 22, 2017
August 31, 2017	September 7, 2017	September 22, 2017
September 29, 2017	October 5, 2017	October 23, 2017
October 31, 2017	November 8, 2017	November 22, 2017
November 30, 2017	December 7, 2017	December 22, 2017
December 19, 2017	December 27, 2017	January 11, 2018

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of February 28, 2017 was 2,567 which does not include approximately 37,673 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Independent Registered Public
Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

163069

(0217-042117)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,000 for the year ended February 28, 2017 and $70,500 for the year ended February 29, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,750 for the year ended February 28, 2017 and $7,575 for the year ended February 29, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,226 for the year ended February 28, 2017 and $7,491 for the year ended February 29, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2017 and $0 for the year ended February 29, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 28, 2017 and February 29, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Prime Rate Trust	$15,976	$15,066
Voya Investments, LLC (1)	$101,050	$178,050

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Peter S. Drotch. Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent.
b.	Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

DIRECTED SERVICES LLC

Date Last Revised: November 17, 2016

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC and Directed Services LLC (each referred to as the “Advisor” and collectively the “Advisors”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principals and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisors’ Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisors’ functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated at such time as deemed appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisors’ Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisors in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisors. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisors’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote

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recommendations under its Proxy Voting guidelines, as well as to produce vote recommendations and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisors’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisors’ discretion except that the Fund’s Chief Investment Risk Officer, the Fund’s Chief Compliance Officer, and the Fund’s Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy voting related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests or mergers and acquisitions involving to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest and notifying the Chair of the Compliance Committee.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not contravene any requirements of these Procedures or the Guidelines, and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Vote Instruction

The vote of a simple majority of the voting members present will determine any matter submitted to a vote. Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional.

Vote Determination and Execution

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisors, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:

•	Votes Contrary to the Procedures and Guidelines
•	Proxy Advisory Firm does not Provide a Recommendation and the Guidelines do not provide voting instruction

A vote would be considered Out-of-Guidelines if the:

•	Vote is cast in circumstances where the Procedures and Guidelines provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter, or
•	Vote is contrary to the Guidelines; provided that a vote will not be deemed to be Out-of-Guidelines if the Guidelines stipulate that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the proxy Advisory Firm’s recommendation.

An Out-of-Guidelines vote is cast when the Compliance Committee or Proxy Group determines that the application of the Procedures and Guidelines is inapplicable or inappropriate under the circumstances of a case. Such votes include, but are not limited to votes cast on the recommendation of an Investment Professional.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote in accordance with these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Coordinator will provide the Proxy Advisory Firm with the appropriate information from these Procedures and Guidelines to specify how the Funds generally will vote. The Proxy Advisory Firm will review proxy materials based on these Procedures and Guidelines and will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when these

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Procedures and Guidelines indicate “case-by-case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of these Procedures and Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisors to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisors, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

If an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the

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Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Conflicts of Interest

The Advisors shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisors or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisors, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in writing that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over

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a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisors, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisors
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to

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eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and

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when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisors’ office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE

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basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation. Support will be withheld from directors deemed responsible for governance shortfalls. If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual, taking into consideration whether the desired effect is to send a message or to remove the director from service. The Funds’ approach is to apply the following vote accountability guideline (“Vote Accountability Guideline”):

•	Board chair or relevant committee chair
•	Lead director or committee member(s)
•	All incumbent board members.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of meeting independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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•	For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

The Fund’s will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet the market independence requirements.

•	WITHHOLD support from the fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election.

•	WITHHOLD support from non-independent directors if the full board serves or the board has not established such a committee, and relevant country or market listing exchange requires the establishment of such committee.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; or
•	Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

•	Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
•	Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
•	Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange.

Board Member Roles and Responsibilities

The Funds generally will review issues of the corresponding proposal (e.g., advisory vote on executive compensation or auditor ratification) rather than on the board or relevant committee members.

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Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE) .

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee. Therefore, support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on pay responsiveness. Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.
•	Say on pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders.
•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on

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executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as:

•	If the audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	If the company has not yet had a full year to remediate the concerns since the time they were identified.
•	If the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Consider on a CASE-BY-CASE basis audit committee members if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, factoring in the merits of the director’s performance, rationale, and disclosure provided.

WITHHOLD support from directors when the Proxy Advisory Firm recommends withholding support due to the board unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights. Consider on a CASE-BY-CASE basis if all directors are under consideration.

Consider directors on a CASE-BY-CASE basis for concerns related to scandals, malfeasance, or negligent internal controls at the company, or that of an affiliate, when:

•	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors have not been triggered.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

o	In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

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WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members (International)

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

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Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Single Trigger Equity Provisions
•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for

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reissuance.)

•	Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.
•	Named executives officers have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Golden Parachutes

Votes with respect to Golden Parachutes should be determined on a CASE-BY-CASE basis. Features that will be considered include:

•	Single- or modified-single-trigger cash severance.
•	Excessive payout.
•	Recent material amendments or new agreements that incorporate problematic features.
•	CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•	Board independence is the only concern
•	Amendment places a cap on annual grants
•	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA
•	Amendment adds performance-based goals to comply with Section 162(m) of OBRA
•	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•	Exceeds recommended costs (U.S. or Canada).
•	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
•	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	Allows plan administrators to benefit from the plan as potential recipients.
•	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	Allows for post-employment vesting or exercise of options if deemed inappropriate.
•	Allows plan administrators to make material amendments without shareholder approval.
•	Allows procedure amendments that do not preserve shareholder approval rights.

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Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold

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company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable) and the company has not provided adequate rationale regarding the non-audit fees. (For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) will be excluded).
•	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that effects shareholder rights (e.g. staggered board).

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line

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with its current industry.

•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard. (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can reasonably be construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;

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•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board. Consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not

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present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•	Bundled with favorable proposal(s);
•	Approval of such proposal(s) is a condition of such favorable proposal(s); or
•	Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant

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Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances / Increases in Authorized Capital (International)

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event that the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

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Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Vote AGAINST proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions / Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;
•	Effectively managing risk, and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions;

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•	Duplicate policies already substantially in place; or
•	Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE. If it appears that both:

•	The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or
•	The company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and
•	The issue is material to the company.

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•	Vote FOR when the primary proposal is also supported
•	If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

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•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis

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Exhibit 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,
Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Funds Services, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds
Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC
Kristin Lynch*	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of August 09, 2016

*Non-voting member

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Dan Norman is managing director, group head of the Voya Investment Management senior loan group. He co-manages the group with Jeff Bakalar, and serves as a member of the group's investment committee. Dan is a former member of the board of directors of the Loan Syndications and Trading Association and the International Association of Credit Portfolio Managers. Dan received his MBA from the University of Nebraska.

Jeff Bakalar is managing director, group head and chief investment officer of the Voya Investment Management senior loan group. He co-manages the group with Dan Norman, and he is chairman of the group's investment committee. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff received his MBA from DePaul University.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2017, unless otherwise indicated.

Voya Prime Rate Trust (PPR)

	Mutual Funds		Trusts, Sep Accts and Stable Value Other
	Registered Investment Companies		Pooled Investment Vehicles and Alternative		Other Accounts, VIM, Managed
PPR
Portfolio Manager	Number of Accts	Total Assets	Number of Accts	Total Assets	Number of Accts	Total Assets
Dan Norman	3	$3,617,896,961	9	$7,553,805,400	7	$1,827,341,996
Jeff Bakalar	3	$3,617,896,961	9	$7,553,805,400	7	$1,827,341,996

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2017, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	$145,040
Jeff Bakalar	$14,417

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 5, 2017